UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

Filed by a party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ACME COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Fee not required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

2101 E. Fourth Street, Suite 202A
Santa Ana, California 92705

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 3, 2008

To Our Stockholders:

        ACME Communications, Inc. will hold its Annual Meeting of Stockholders at 11601 Wilshire Blvd., Suite 2300, Los Angeles, California on Tuesday, June 3, 2008 at 9:00 a.m. (local time) for the following purposes:

1.	To elect seven directors to serve until our 2009 Annual Meeting of Stockholders;

2.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accountants for 2008; and

3.	To transact such other business as may properly come before the meeting.

          Stockholders who owned stock at the close of business on April 25, 2008 are entitled to vote at this meeting and any adjournments. Even though you may plan to attend the meeting, we ask that you sign and date the enclosed proxy card, and return it without delay in the enclosed postage-paid envelope. If you are present, you may withdraw your proxy card and vote in person. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

        Please sign, date and mail the enclosed proxy card promptly in the enclosed envelope so that your shares of stock may be present at the meeting.

By order of the Board of Directors, /s/Jamie Kellner Jamie Kellner Chairman of the Board & Chief Executive Officer

April 29, 2008

2101 E. Fourth Street, Suite 202A
Santa Ana, California 92705

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2008

GENERAL

         The Board of Directors of ACME Communications, Inc. (the “Company”) is soliciting the enclosed proxy for use at our Annual Meeting of Stockholders to be held on Tuesday, June 3, 2008 at 11601 Wilshire Blvd., Suite 2300, Los Angeles, California at 9:00 a.m. (local time) and at any adjournment thereof (the “Annual Meeting” or the “Meeting”). The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to stockholders entitled to vote at the Annual Meeting is May 7, 2008.

         We will vote all valid and properly executed proxies that we receive before the Annual Meeting in accordance with the instructions specified in the proxy. If proxies do not give any instructions, we will vote shares FOR: (1) the election of the named nominees for director and (2) the ratification of Mayer Hoffman McCann P.C.‘s appointment as our independent registered public accountants for 2008. As to any other business which may properly come before the Annual Meeting, the persons named in such proxies will vote in accordance with their best judgment.

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting. You may do this by (a) delivering to the Secretary of the Company at our principal executive offices, at or prior to the Annual Meeting, an instrument of revocation or another proxy bearing a date or time later than the date or time of the proxy being revoked or (b) voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke your proxy.

         We will pay the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the stock such brokers and nominees hold of record. We will reimburse them for their reasonable forwarding expenses. Our directors, officers and regular employees, without extra compensation, may solicit proxies personally, by telephone, by mail or by other means of communication.

VOTING SECURITIES

         Each share of common stock has one vote on all matters submitted to our stockholders at the Annual Meeting. Stockholders of record at the close of business on April 25, 2008 are entitled to vote at the Annual Meeting. On April 25, 2008, our issued and outstanding voting securities consisted of 16,046,763 shares of common stock and there were 28 holders of record according to information provided by our transfer agent.

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of our common stock entitled to vote will constitute a quorum for the meeting. Assuming such a quorum is present, for the purpose of electing directors, the seven nominees receiving the highest number of affirmative votes of our common stock, present in person or by proxy and entitled to vote thereon, will be elected. For the purpose of approving all other proposals presented to our stockholders at the Annual Meeting, the affirmative vote of a majority in voting power of the shares of common stock that are present in person or by proxy and entitled to vote thereon is necessary for approval.

Counting of Votes

        Our inspector of elections will count all votes cast in person, by proxy or by written consent at the meeting. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. With regard to the election of directors, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of directors. With regard to each of the other proposals, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes. Under Delaware law, if you hold your shares in “street name” through a broker or nominee and do not provide specific voting instructions with respect to any matter, your broker or nominee will have discretionary authority to vote on routine matters and those shares will be counted for general quorum purposes.

PROPOSAL ONE:

Election of Directors

         The nominees proposed for election are Jamie Kellner, Douglas Gealy, Thomas Allen, John Conlin, Michael Corrigan, Thomas Embrescia and Frederick Wasserman. Each of these nominees has been proposed by the Nominating and Governance Committee and will serve until the annual meeting of stockholders in 2009 or until his successor is elected and qualified.

         Each nominee has indicated his willingness to serve if elected, but if any nominee should become unable to serve, we will vote your proxies for the election of such other person as our directors select.

Nominees for Election as Directors

         The following table sets forth information about our directors as of April 25, 2008, each of whom is a nominee for election as a director.

Name	Age	Position	Year First Elected / Appointed
Jamie Kellner	61	Chairman of the Board and Chief Executive Officer	1997
Douglas Gealy	47	President, Chief Operating Officer and Director	1997
Thomas Allen	55	Executive Vice President, Chief Financial Officer and Director	1997
John Conlin	49	Director	2005
Michael Corrigan	50	Director	2004
Thomas Embrescia	61	Director	1998
Frederick Wasserman	53	Director	2006

          Jamie Kellner is one of our founders and has served as our Chief Executive Officer and Chairman of the Board since 1997. Mr. Kellner was also a founder and served as Chairman and Chief Executive Officer of The WB Network from 1993 to 2004. Additionally, from March 2001 through March 2003, Mr. Kellner served as Chairman and Chief Executive Officer of AOL Time Warner’s Television Networks division. Mr. Kellner was President of Fox Broadcasting Company from its inception in 1986 to 1993.

          Douglas Gealy is one of our founders and has served as our President and Chief Operating Officer and as a member of our Board since 1997. Before founding ACME, Mr. Gealy served for one year as Executive Vice President of Benedek Broadcasting Corporation. From 1991 to 1996, Mr. Gealy was a Vice President and General Manager of WCMH and, under a local marketing agreement, WWHO, both of which are television stations in Columbus, Ohio, and following the acquisition of these stations by NBC, served as President and General Manager of these stations.

          Thomas Allen is one of our founders and has served as our Executive Vice President and Chief Financial Officer and as a member of our Board since 1997 and from June 1996 until 1997 was involved in development activities for ACME. From August 1993 to May 1996, Mr. Allen was the Chief Operating Officer and Chief Financial Officer for Virgin Interactive Entertainment. Before that, Mr. Allen served as Senior Vice President and Chief Financial Officer of Fox Broadcasting Company from its inception in 1986 to 1993. Mr. Allen also serves on the Board of Directors of Rentrak, Inc., a publicly traded company on the NASDAQ Global Market which provides various home entertainment and media measurement services.

         John Conlin has served as a member of our Board since February 2005. Mr. Conlin is the President and Chief Operating Officer of NWQ Investment Management Company, LLC (“NWQ”), a position he’s held since May 2006. NWQ is an asset management subsidiary of Nuveen Investments, Inc. Prior to joining NWQ, Mr. Conlin was a managing director of Tano Capital, an international investment management firm, from January 2004 to May 2006. From 2001 through 2003, Mr. Conlin served as the Chief Executive Officer of Robertson Stephens, Inc., an investment banking firm, and as its Chief Operating Officer from 1999 through 2001. Prior to that, he enjoyed a 16-year career at Credit Suisse First Boston, serving in a variety of executive roles in areas such as U.S. Institutional Sales, European Equities, and European Emerging Markets. Mr. Conlin also serves on the Board of Directors of Pope Resources, a publicly traded company on the NASDAQ Global Market and also serves on the Corporate Advisory Board of the University of Michigan.

          Michael Corrigan was appointed to the Board in April 2004. Mr. Corrigan is a media and entertainment executive and consultant. He is currently Vice Chairman of Afterburner Films, an independent motion picture producer. He also serves on the board of directors and audit committee of the board of directors of Atari, Inc. (NASDAQ: ATAR), a publisher and distributor of videogames. He was formerly a principal of Shelbourne Capital Partners, LLC, (“Shelbourne”), a financial advisory and merchant banking firm that focuses on media, entertainment and early stage software companies which he co-founded in 1999. Prior to forming Shelbourne, he was a private investor. From 1997 to 1998, Mr. Corrigan served as Senior Executive Vice President and Chief Financial Officer at Metro-Goldwyn-Mayer Inc. Before that, from 1978 to 1997, Mr. Corrigan held various positions in a 19-year career with the international accounting firm, Price Waterhouse LLP, including as senior partner in the firm’s Entertainment, Media and Communications practice.

          Thomas Embrescia has served as a member of our Board since we acquired WTVK, a television station, from Second Generation Television, Inc. in June 1998. Mr. Embrescia is the Chairman and principal investor of Second Generation Television, a company he formed in 1993. In addition, he also serves as Chairman and Chief Executive Officer and is a principal investor in several other media and marketing related businesses, including Employ Media LLC, the official operator of the top level domain called .jobs. Mr. Embrescia has over 32 years of experience in the broadcasting and media industry.

         Frederick Wasserman has served as a member of our Board since December 2006. Mr. Wasserman currently provides financial and management consultant services to small and micro-cap companies.  From 2005 through 2006, Mr. Wasserman served as Chief Operating and Chief Financial officer of Mitchell & Ness Nostalgia Company, a manufacturer and distributor of licensed sportswear. From 2002 through 2005, he served as the President of Goebel of North America, the U.S. subsidiary of W. Goebel Porzellanfabrik GmbH & Co., an international manufacturer of collectibles, gifts and home decor, which he joined in 2001 as the Chief Financial Officer.  From 1995 to 2001, Mr. Wasserman served in various management positions for Papel Giftware, a privately owned giftware company.  Mr. Wasserman currently serves on the board of directors of Allied Defense Group, Inc. and Breeze-Eastern Corporation both publicly traded companies on the American Stock Exchange, Crown Crafts, Inc., and TeamStaff, Inc., both publicly traded companies on the NASDAQ Global Market and AfterSoft Group Inc, a company traded on the OTC Bulletin Board.

         The Board of Directors has, and upon re-election of the seven nominees, will have two vacancies. Messrs. Kellner, Gealy and Allen, who are officers of the Company, are not independent directors. The Board has determined that Messrs. Conlin, Corrigan, Embrescia and Wasserman are independent directors within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market Marketplace Rules (“NASDAQ Rules”). The independence definition in the NASDAQ Rules includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by the NASDAQ Rules, our board of directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. There are no family relationships among any of our directors, nominees or executive officers.

        The seven nominees receiving the highest number of affirmative votes of the outstanding shares of the Common Stock present in person or by proxy and entitled to be voted for them, shall be elected as directors. Each Proxy cannot be voted for a greater number of persons than seven.

The Board of Directors unanimously recommends a vote FOR the election of the directors listed above. Unless otherwise directed in the accompanying proxy, the persons named therein will vote for the election of the above nominees.

Directors’ Compensation

Director Compensation Table

        The following table sets forth the compensation earned for the year ended December 31, 2007 for services performed for us as a director by each member of our Board of Directors during 2007, other than Jamie Kellner, Douglas Gealy and Thomas Allen, who are also executive officers of the Company. Please see the Summary Compensation Table for compensation information relating to Messrs. Kellner, Gealy and Allen.

Name	Fees Paid or Earned in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John Conlin	20,000	--	--	20,000
Michael Corrigan (1)	28,000	--	--	28,000
Thomas Embrescia	--	--	--	--
Brian McNeill (2)	--	--	--	--
Frederick Wasserman	20,000	--	--	20,000

(1)	Mr. Corrigan’s fees include $8,000 as additional compensation for chairing the Audit Committee.

(2)	Mr. McNeill resigned from the Company’s Board of Directors effective April 18, 2008.

        As of December 31, 2007, Messrs. Conlin, Corrigan and Wasserman each had stock options outstanding to purchase 20,000 shares of our common stock. Mr. Conlin’s options are exercisable at $5.72 per share, expires on February 1, 2015 and as of April 25, 2008, all those stock options were vested. Mr. Corrigan has two tranches of options. The first tranche is for 10,000 shares and is exercisable at $7.99 per share and expires on April 1, 2014. The second tranche is for 10,000 shares and is exercisable at $5.72 per share and expire on February 1, 2015. As of April 25, 2008, Mr. Corrigan’s first and second tranche are fully vested. Mr. Wasserman’s options are exercisable at $4.89 per share and expire on December 21, 2016. As of April 25, 2008, 10,000 options are vested and the remaining options vest equally on December 21, 2008 and December 21, 2009.

        Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board of Directors or on any Board committee. The Company does not have a standard compensation arrangement with its non-employee directors. Messrs. Embrescia and McNeill did not receive any cash compensation for their service on the Board of Directors in 2007. Messrs. Conlin, Corrigan and Wasserman receive an annual fee of $20,000, payable quarterly in arrears, for their service on the Board of Directors. Mr. Corrigan receives an additional annual fee of $8,000 for his service as the Chairman of the Audit Committee. No other directors receive additional compensation for service on any committees of the Board. All non-employee directors are eligible to participate in our 1999 Stock Incentive Plan. The Company does not have an established policy for equity awards to non-employee directors based on a non-discretionary formula, and all such option grants are determined in the discretion of the Board. All directors are reimbursed for expenses they incur in attending Board and committee meetings.

Board of Directors Meetings

         The Board of Directors met seven times during 2007. Each of our directors attended at least 75% of the aggregate number of board meetings and meetings of committees on which he served in 2007. The independent directors of our board of directors also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

         We have an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each Committee operates under a written charter adopted by our Board of Directors. The full text of all of our committee charters is available on the Corporate Governance page on the Company’s website at www.acmecommunications.com. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

Audit Committee

         Our Audit Committee is comprised of Michael Corrigan (Chairman), John Conlin and Frederick Wasserman. Our Board has determined that each Audit Committee member is independent, and Messrs. Corrigan and Wasserman are Audit Committee financial experts, under the rules and regulations of the SEC and the NASDAQ Rules. In addition to qualifying as independent under the SEC and the NASDAQ Rules, each member of our audit committee can read and has an understanding of fundamental financial statements. Our Audit Committee engages our independent registered public accountants, reviews with the independent registered public accountants the plans and results of such audit engagement, approves professional services provided by the independent registered public accountants, reviews the independence of the independent registered public accountants, considers the range of audit and non-audit fees, reviews the adequacy of our internal accounting controls and reviews our critical accounting policies and is responsible for overseeing a variety of other accounting and financial reporting issues as enumerated in its charter, including the establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met four times in 2007.

Compensation Committee

         Our Compensation Committee is comprised of Michael Corrigan and Thomas Embrescia (Chairman). The committee evaluates the compensation and employment agreement terms of our executive officers and makes recommendations to the Board regarding such matters. The Committee also administers our 1999 Stock Incentive Plan. The Compensation Committee met twice in 2007. In April 2008, upon the resignation of Brian McNeill from our Board of Directors, our Board appointed Mr. Corrigan to the Compensation Committee and appointed Mr. Embrescia as the committee’s chairman.

Nominating and Governance Committee

         Our Nominating and Governance Committee was formed in April 2004 and is comprised of Michael Corrigan, Thomas Embrescia and Frederick Wasserman (Chairman). The board has determined that each of the members of the committee qualifies as an independent director as defined under the NASDAQ Rules. The Nominating and Governance Committee identifies, evaluates and recommends to the Board candidates for appointment or election to the board, as appropriate. It also evaluates the nature, structure and composition of other Board committees. The committee has met and determined that all those persons named as nominees in this proxy statement be nominated for election to the Board of Directors. The committee will meet at other times as needed to consider candidates to fill any vacancies that may occur.

         At least once a year, the committee will consider whether the number of directors is appropriate for the Company’s needs and recommend to the Board any changes in the number of directors and evaluate the performance of the Board and its committees. In addition, the committee (a) oversees the evaluation of the Board and management and (b) develops and recommends to the Board a set of corporate governance principles. The committee will monitor and reassess from time to time these corporate governance principles. The committee met twice in 2007.

         A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to: Nominating and Governance Committee, ACME Communications, Inc., 2101 E. Fourth St., Suite 202A, Santa Ana, CA 92705. The stockholder must submit the following information in support of the candidate: (a) the name and address of the stockholder recommending the candidate; (b) a representation that the stockholder recommending the candidate is a stockholder of the Company’s stock; (c) a description of any arrangement or understanding between the stockholder and the candidate and any other person or persons regarding the stockholder’s submission of the candidate’s name for consideration and identifying such person or persons by name, address and affiliation with the stockholder, the candidate, and the Company, if any; (d) such other information regarding the candidate as the Company would be required to include in a proxy statement filed pursuant to the proxy rules of the SEC if the Board were to nominate the candidate for election as a director or if the Board were to appoint the candidate as a director; (e) the consent of the candidate to be identified to the board for consideration and to be identified in the proxy; and (f) the consent of the candidate to serve as a director if elected. The committee may refuse to consider any candidate for whom the stockholder fails to provide the information mentioned above.

         In evaluating a director candidate, the Nominating and Governance Committee will consider the candidate’s independence, character, corporate governance skills and abilities, business experience, training and education, commitment to performing the duties of a director, and other skills, abilities or attributes that fill specific needs of the board or its committees. The committee will use the same criteria in evaluating candidates suggested by stockholders as for candidates suggested by other sources.

Code of Conduct and Ethics

        Our Board of Directors has adopted a Code of Conduct and Ethics which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Conduct and Ethics is available on the Corporate Governance page on our website at www.acmecommunications.com. We intend to disclose future amendments to certain provisions of the Code of Conduct and Ethics, and any waivers of provisions of the Code of Conduct and Ethics required to be disclosed under the rules of the SEC, at the same location on our website. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

Director Attendance at Annual Stockholders Meeting

         It is our policy that all directors make every reasonable effort to attend the annual stockholder meeting, either in person or by telephone. Messrs. Kellner and Corrigan were physically present at the Company’s 2007 Annual Stockholders Meeting, held in Los Angeles, California, on June 1, 2007. All of our other directors, except Mr. Allen, were present by telephone.

Stockholder Communications

         Stockholders may communicate with any director, the entire Board, or any committee by sending a letter to that person(s), care of the Company’s Secretary, at 2101 E. Fourth St., Suite 202A, Santa Ana, CA 92705, or by sending an e-mail to them at: board@acmecomm.com. The Secretary will log in all such correspondence and forward the relevant letters and emails to the addressee(s) for appropriate action. Messages pertaining to administrative matters, ordinary business matters, personal grievances, and similar issues will be handled by the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following contains information regarding the beneficial ownership of our common stock as of April 25, 2008, for:

•	holders or groups of related holders who, individually or as a group, are known to us to be the beneficial owners of 5% or more of our common stock;
•	each of our Named Executive Officers (as defined and set forth on the Summary Compensation Table);
•	each director;
•	our executive officers and directors as a group.

         The number of shares beneficially owned and the percentage of shares beneficially owned are based on 16,046,763 shares of common stock outstanding as of April 25, 2008. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes the shares over which the person has voting or investment power with respect to the securities. Shares subject to options that are exercisable within 60 days following April 25, 2008 are deemed to be outstanding and beneficially owned by the optionee for purposes of computing share and percentage ownership of that optionee, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise noted, the address for each person or entity named below is c/o ACME Communications, Inc. 2101 E. Fourth Street, Suite 202A, Santa Ana, California 92705.

	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Jamie Kellner (1)(8)	1,211,118	7.36%
Douglas Gealy (1)	911,190	5.56%
Thomas Allen (1)	908,525	5.54%
John Conlin (1)	47,800	*
Michael Corrigan (1)	20,500	*
Thomas Embrescia (2)	96,777	*
Brian McNeill (3)	120,821	*
Frederick Wasserman (1)	10,000	*
All directors and executive officers as a group (8 persons) (1)	3,316,231	19.34%
Wynnefield Capital Management LLC/Wynnefield Capital, Inc. (4)	2,860,163	17.82%
West Creek Capital, LLC (5)	1,647,895	10.27%
CEA Capital Partners USA, LP (6)	1,535,360	9.57%
Dimensional Fund Advisors LP (7)	1,344,438	8.38%
Alta Communications, Inc./Burr, Egan, Deleage & Co., Inc. (3)	120,821	*

*	Represents beneficial ownership of less than 1%.

(1)

Messrs. Kellner, Gealy, Allen, Conlin, Corrigan and Wasserman hold stock options for 419,318, 342,614, 342,614, 20,000, 20,000 and 10,000 shares, respectively, that are fully exercisable or exercisable within 60 days of April 25, 2008, and, therefore, are included in the shares owned. Mr. McNeill resigned from our Board of Directors on April 18, 2008.

(2)

Excludes 47,229 shares held by each of the following trusts, 1994 Embrescia FITrust f/b/o F.M. Embrescia, 1994 Embrescia FITrust f/b/o M.M. Embrescia, 1994 Embrescia FITrust f/b/o A.M. Embrescia. The shares are held in these trusts for the benefit of Mr. Embrescia's children. Mr. Embrescia disclaims beneficial ownership of such shares.

(3)

Based solely on a Schedule 13G filed February 15, 2008. Includes 95,193 shares held by Alta Communications VI Management Partners, L.P ("Alta VI Management") and 25,628 shares held by Alta Comm S by S, LLC ("Alta S by S"). The General Partners of Alta VI Management and the members of Alta S by S may be deemed to have share voting and investment powers with respect to the securities held by these respective funds. Mr. McNeill is a general partner of Alta VI Management and a member of Alta S by S, and may be deemed to have investment power with respect to the shares owned by these funds. Mr. McNeill disclaims beneficial ownership of the shares held by these funds, except to the extent of his proportionate pecuniary interest therein. The address for Alta Communications, Inc. which is the direct or indirect parent company of all of the Alta management companies, is 200 Clarendon Street, 51st Floor, Boston, MA 02116. Mr. McNeil resigned from our Board of Directors on April 18, 2008.

(4)

Based solely on a Form 4 filed January 11, 2008. Includes 10 shares owned by Wynnefield Partners Small Cap Value, L.P., 4,984 shares owned by Wynnefield Partners Small Cap Value, L.P. I, 2,796,169 shares owned by Wynnefield Small Cap Value Offshore Fund, Ltd., 19,000 shares owned by Channel Partnership II, L.P. and 40,000 shares owned by Wynnefield Capital Inc. Profit Sharing Plan. Wynnefield Capital Management, LLC is the sole general partner of Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I. Wynnefield Capital, Inc. is the sole investment manager of Wynnefield Small Cap Value Offshore Fund, Ltd. Nelson Obus is the sole general partner of Channel Partnership II, L.P. and has the power to vote and dispose of Wynnefield Capital, Inc. Profit Sharing Plan's investments. The address for all of these entities is 450 Seventh Avenue, Suite 509, New York, NY 10123.

(5)

Based solely on a Form 4 filed January 11, 2008. Roger Feldman and Harvey Hanerfeld are sole managing members of West Creek Capital, LLC, which is the investment adviser to West Creek Partners Fund L.P., WC Select L.P., Cumberland Investment Partners, LLC and certain private accounts that hold the shares for the benefit of their respective partners, members or owners. The address for West Creek Capita1, LLC is 1919 Pennsylvania Avenue, NW, Suite 725, Washington, D.C. 20006.

(6)

Includes 1,173,476 shares held by CEA Capital Partners USA, L.P. and 361,884 shares held by CEA Capital Partners USA CI, L.P., two limited partnerships. The address for these entities is 199 Water Street, 20th Floor, New York, New York 10038.

(7)	Based solely on a Schedule 13G/A filed February 6, 2008. The address for Dimensional Fund Advisors LP is 1299 Ocean Avenue, Santa Monica, CA 90401.

(8)

Includes 765,191 shares held by Kellner Enterprises, L.P., a family limited partnership of which the Kellner Living Trust dated September 26, 1991 is the sole general partner and of which the Melissa Pamela Kellner Irrevocable Trust dated April 30, 1998, the Christopher Smith Kellner Irrevocable Trust dated April 30, 1998 and the Kellner Living Trust are the limited partners.  Mr. Kellner disclaims beneficial ownership of the shares held by Kellner Enterprises, L.P., except to the extent of his pecuniary interest therein.

        No director, officer, affiliate of the Company or record owner of more than five percent of the Common Stock, or any associate of such person, is a party adverse to the Company in any material pending legal proceeding or has a material interest adverse to the Company in such proceeding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

         Based on written confirmations from all directors and officers subject to Section 16(a) with respect to our Company, during 2007 all such persons complied with the timely filing requirements of that Section.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Since January 1, 2006, there has not been, nor is there any proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, where we or our subsidiaries were or will be a party, or in which we or our subsidiaries were or will be a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years, and in which any director, executive officer, beneficial owner of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described elsewhere in this proxy statement and the transactions described below. We believe that the agreements and transactions described below were generally on terms that were comparable to terms we could have obtained from unaffiliated third parties.

Registration Rights

        We have a registration rights agreement with all of our pre-initial public offering investors who still hold our capital stock, including Messrs. Kellner, Allen, Gealy, Embrescia and McNeill and their affiliates. At any time, these stockholders, holding an aggregate of at least 25% of the stock covered by this registration rights agreement, may demand that we file a registration statement covering our securities held by them. However, the securities to be registered must have an anticipated aggregate public offering price of at least $10.0 million. These stockholders can affect two such demand registrations.

         In addition, at any time we are eligible to use a Registration Statement on Form S-3 to register an offering of our securities, these stockholders may request that we file a registration statement on Form S-3 covering all or a portion of our securities held by them, if the aggregate public offering price is at least $2.0 million. These stockholders can request that we file two S-3 registration statements per year. In addition, these stockholders have piggyback registration rights. If we propose to register any common stock, these stockholders may require us to include all or a portion of their securities in such registration.

         These registration rights are subject to our right to delay the filing of a registration statement, not more than once in any 12-month period, for not more than 90 days.

         We would bear all registration expenses incurred in connection with these registrations. The stockholders would pay all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of their securities.

         The registration rights of each stockholder under this registration rights agreement terminate when such stockholder transfers its securities under Rule 144 promulgated under the Securities Act or their shares have otherwise been transferred.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2007 and 2006 by our Chief Executive Officer our two other most highly compensated executive officers who were serving as executive officers at the end of the last fiscal year and whose total compensation exceeded $100,000 during that fiscal year, and one additional individual who was an executive officer during the last fiscal year and whose total compensation exceeded $100,000 during the last fiscal year, but who no longer served as an executive officer at the end of the last fiscal year (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)	All Other Compensation (2) ($)	Total ($)
Jamie Kellner	2007	215,417	(1)	--	--	--	215,417
Chairman of the Board and	2006	258,500	(1)	--	--	--	258,500
Chief Executive Officer

Douglas Gealy	2007	387,750		--	--	16,284	404,034
President and Chief	2006	387,750		--	--	9,420	397,170
Operating Officer

Thomas Allen	2007	387,750		--	--	16,048	403,798
Executive Vice President and	2006	387,750		--	--	15,112	402,862
Chief Financial Officer

Edward Danduran (3)	2007	72,917		--	--	127,909	200,826
Vice President and	2006	175,000		--	--	5,250	180,250
Controller

(1)	For Mr. Kellner, this amount is his consulting fee. Effective November 1, 2007, Mr. Kellner decided to waive his consulting fee for the remainder of the term of his consulting agreement.

(2)	The amounts disclosed in this column represent the following other compensation:

	Year	Company Matching Contributions Under 401(k) Plan ($)	Personal Use of Company Automobile ($)	Death Benefit (3) ($)	Total ($)
Douglas Gealy	2007	7,750	8,534	--	16,284
	2006	6,600	2,820	--	9,420

Thomas Allen	2007	7,750	8,298	--	16,048
	2006	6,600	8,512	--	15,112

Edward Danduran (3)	2007	2,188	--	125,721	127,909
	2006	5,250	--	--	5,250

(3)	Mr. Danduran passed away on May 29, 2007. This amount represents the amount paid to his estate for his base salary payments for the balance of calendar 2007 and his accrued vacation as of the date of his death, along with health insurance benefits for his spouse paid by the Company.

        Please also see the information under the heading "Directors' Compensation" appearing elsewhere in this proxy statement.

EMPLOYMENT ARRANGEMENTS AND AGREEMENTS

        We have a non-exclusive consulting agreement with Mr. Kellner. In connection with his agreement, Mr. Kellner directs overall Company strategy and supervises the Company’s Chief Operating Officer and Chief Financial Officer and is regularly involved with senior management in monitoring and overseeing the Company’s progress and performance. We have full-time exclusive employment agreements with each of Messrs. Gealy and Allen.

         Mr. Kellner’s consulting agreement provides that either he or the Company may terminate the agreement for any reason upon forty-five days written notice and that in the event of such termination, no severance or further compensation will be due Mr. Kellner beyond the effective date of the termination.

        In the event that Messrs. Gealy or Allen are terminated in connection with a change in control, then each terminated executive is entitled to receive his base salary and continue to participate in employee benefits for the lesser of (a) the balance of the term of his contract or (b) one year from the date of termination. Such payments shall not be subject to mitigation. In the event that either of them are terminated without cause, then such executive is entitled to receive his base salary and employee benefits for the lesser of (a) the balance of the term of his contract or (b) eighteen months from the date of termination and such payments shall not be subject to mitigation. If during the term of Mr. Gealy’s or Allen’s employment agreements the Company completes the sale of four or more stations subsequent to August 10, 2006, including the Company’s sale of station WTVK in Ft. Myers – Naples, Florida and WBUI in Decatur, Illinois, which was completed in February and October 2007, respectively, then the Company can, if in good faith it determines that the executive’s services are no longer required, terminate the executive with ninety days written notice and such executive shall be entitled to receive his base salary plus employee benefits for an additional six month period. Any amounts paid by the Company during the six month severance period are subject to mitigation by the executive.

        Effective November 1, 2007, Mr. Kellner decided to waive his consulting fee for the balance of the term of his consulting agreement. As of December 31, 2007, each of Mr. Gealy’s and Mr. Allen’s base salary was $387,750, and will remain at this amount until their agreements expire on September 30, 2009.

         Messrs. Kellner, Gealy and Allen’s agreements also entitle them to participate in an annual cash incentive plan that they are to present to the Compensation Committee for its review and approval. To date, the executives have declined the Committee’s invitation to propose such a plan and the executives are unlikely to do so in the future. Therefore, the Board has not adopted any annual cash incentive plan for these three executives.

         The Company maintains broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. Executive employees are eligible to participate in all of the Company’s employee benefit plans, in each case on the same basis as other employees. The Company provides a matching contribution equal to 50% of the employee’s deferral contributions that do not exceed 6% of their qualified compensation.

Outstanding Equity Awards Value at Fiscal Year-End

        The following table includes certain information with respect to all unexercised options outstanding as of December 31, 2007 that were previously awarded to the Named Executive Officers.

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jamie Kellner	419,318	--	--	23.000	9/30/2009
Chairman of the Board and
Chief Executive Officer

Douglas Gealy	342,614	--	--	23.000	9/30/2009
President and Chief
Operating Officer

Thomas Allen	342,614	--	--	23.000	9/30/2009
Executive Vice President and
Chief Financial Officer

Securities Authorized for Issuance Under Equity Compensation Plans

               Below is a summary of the number of securities to be issued and available for future issuance under the Company’s equity compensation plans as of December 31, 2007:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	2,358,346	$15.70	1,841,654
Equity compensation plans not approved by security holders	--	--	--
Total	2,358,346	$15.70	1,841,654

AUDIT COMMITTEE REPORT

         Our Audit Committee is composed of three independent directors and operates under a written charter adopted by our Board of Directors. The Audit Committee selects our independent registered public accountants.

         Management is responsible for our internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. The Audit Committee has reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007 with management and the independent registered public accountants, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; the clarity of disclosures in the consolidated financial statements; and management’s assessment of internal control over financial reporting. The Audit Committee discussed with the independent registered public accountants all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Our independent registered public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accountants that firm’s independence.

         Based upon the Audit Committee’s discussions with management and the independent registered public accountants and the Audit Committee’s review of the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

         The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Michael Corrigan, Chairman John Conlin Frederick Wasserman

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         Our Audit Committee has appointed Mayer Hoffman McCann P.C. as our independent registered public accountants for the year ending December 31, 2008. Mayer Hoffman McCann P.C. has served as our independent registered public accountants since October 2006.

         We expect representatives of Mayer Hoffman McCann P.C. to be at the Annual Meeting and to be available to respond to questions from stockholders. We will give the Mayer Hoffman McCann P.C. representatives an opportunity to make a statement if they desire.

         Stockholder ratification of the selection of Mayer Hoffman McCann P.C. is not required by our Bylaws or otherwise. However, we are submitting the selection of Mayer Hoffman McCann P.C. to the stockholders for ratification. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the stockholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

         Ratification of appointment of Mayer Hoffman McCann P.C. as our independent registered public accountants for 2008 will require the affirmative vote of a majority of the outstanding voting shares of the common stock represented in person or by proxy at the Annual Meeting. If the stockholders do not make such ratification, the Audit Committee and the Board of Directors will reconsider the appointment.

The Board of Directors unanimously recommends a vote FOR ratification of the appointmentof Mayer Hoffman McCann P.C. as our independent registered public accountants for the year ending December 31, 2008.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Aggregate fees, including reimbursement for out-of-pocket expenses, for professional services rendered by Mayer Hoffman McCann P.C. (“MHM”), our current independent registered public accountants, and KPMG LLP (“KPMG”), our previous independent registered public accountants, for fiscal years ended December 31, 2007 and 2006 were as follows (in thousands):

	Years Ended December 31,
	2007	2006
Audit fees (including SOX 404 attestation and quarterly reviews):
Mayer Hoffman McCann P.C.	207	165
KPMG LLP	25	82

Audit related fees:
Mayer Hoffman McCann P.C.	--	--
KPMG LLP	--	--

Tax fees:
Mayer Hoffman McCann P.C.	--	--
KPMG LLP	42	25

All other fees:
Mayer Hoffman McCann P.C.	--	--
KPMG LLP	--	--

Total	$274	$272

Audit Fees

        In fiscal year 2007 and 2006, audit fees included fees associated with the audit of the Company’s annual consolidated financial statements, the quarterly reviews of the consolidated financial statements included in the Company’s Form 10-Q filings, consents included in other SEC filings and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements related to those fiscal years.

Audit Related Fees

        There were no fees billed by either MHM or KPMG for audit related services in 2007 or 2006.

Tax Fees

        Tax fees billed by KPMG consisted of professional services billed for tax services, including tax compliance, tax advice and tax planning. There were no fees billed by MHM for tax services in 2007 or 2006.

All Other Fees

        There were no fees billed by either MHM or KPMG for other services in 2007 or 2006.

Determination of Independence

        The Audit Committee of the Board of Directors has determined that the provision by KPMG of the non-audit related services described above in 2006 was compatible with maintaining the independence of such accounting firm.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

        All engagements for services by MHM, KPMG or other independent registered public accountants are subject to prior approval by the Audit Committee. The Audit Committee, or the Chairman where authority has been delegated to him, pre-approved all professional services provided by MHM and KPMG during 2007 and 2006.

Change in Accountants

        On October 12, 2006, KPMG was advised that the firm’s services as auditors of the Company were terminated. The decision to change accounting firms from KPMG to MHM was based on cost efficiencies and approved by the Audit Committee of the Board of Directors of the Company. The previous audit reports of KPMG on the consolidated financial statements of the Company up to and including the fiscal years ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the prior audits and the subsequent interim period through October 12, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor were there any “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “Commission”).

        The Company engaged MHM to serve as its new independent registered public accountants. Prior to the engagement of MHM to provide the audit of the Company’s consolidated financial statements and the review of interim filings, the Company did not consult MHM regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

FINANCIAL AND OTHER INFORMATION

         Our Annual Report to Stockholders for the fiscal year ended December 31, 2007, which includes our Annual Report on Form 10-K (including consolidated financial statements and schedules, and a list of any exhibits not contained therein) are enclosed with this proxy statement. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material. The exhibits to our Annual Report on Form 10-K are available to any stockholder who submits a written request to the Secretary, at 2101 E. Fourth Street, Suite 202A, Santa Ana, California 92705 and provides payment of reasonable charges that approximate our cost of reproduction.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2009 ANNUAL MEETING

        The Company’s current Bylaws include (a) a provision setting forth certain procedures relating to the nomination of directors (the “Nomination Bylaw”) and (b) a provision setting forth certain procedures for properly bringing business before an annual meeting of the stockholders (the “Stockholder Proposal Bylaw”).

Nominations of Directors for the 2009 Annual Meeting

        No person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Nominations of persons for election to the Board of Directors may be made by (a) the Board of Directors or a committee appointed by the Board of Directors or (b) any stockholder who (i) is a stockholder of record at the time of giving the notice provided for in the Nomination Bylaw, (ii) will be entitled to vote for the election of directors at the Annual Meeting and (iii) complies with the notice procedures set forth in the Nomination Bylaw.

        Nominations by stockholders must be made in written form to the Secretary of the Company. Under the Nomination Bylaw, to be timely for an annual meeting, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be received by us either (a) not more than 120 days nor less than 90 days before such annual meeting or (b) not later than the 10th day following the day on which public announcement of the date of the meeting is first made.

        Therefore, in order to be timely for the 2009 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices at 2101 E. Fourth Street, Suite 202A, Santa Ana, California 92705, not earlier than February 3, 2009 and not later than March 5, 2009. To be effective, the written notice must include (a) the name and address as they appear on our books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (b) a representation that the stockholder giving the notice is a holder of record of our stock entitled to vote at the 2009 Annual Meeting and intends to appear in person or by proxy at the 2009 Annual Meeting to nominate the person or persons specified in the notice; (c) the class and number of shares of the Company owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (d) such information regarding each nominee proposed by the stockholder giving the notice as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC in an election contest or is otherwise required pursuant to the Securities Exchange Act of 1934 and the rules thereunder; and (e) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the corporation’s outstanding stock required to elect the nominee and/or otherwise solicit proxies from stockholders in support of the nominee.

Stockholder Proposals for the 2009 Annual Meeting

        Under the terms of the Stockholder Proposal Bylaw, to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, (c) otherwise properly brought before an annual meeting by a stockholder. For business (other than the nomination of directors, which is governed by the Nomination Bylaw) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.

        To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be received by us either (a) not more than 120 days nor less than 90 days before such annual meeting or (b) not later than the 10th day following the day on which the public announcement of the date of the meeting is first made. Therefore, in order to be timely for the 2009 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices at 2101 E. Fourth Street, Suite 202A, Santa Ana, California 92705, not earlier than February 3, 2009 and not later than March 5, 2009.

        To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting (including the text of any resolution proposed and the language of any proposed amendments to the bylaws) and the reasons for conducting such business at the annual meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (c) the class and number of shares of the Company which are beneficially owned by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is made; (d) any material interest of the stockholder in such business and the beneficial owner, if any, on whose behalf the proposal is made; (e) a representation that the stockholder giving the notice is a holder of record of our stock entitled to vote at the 2009 Annual Meeting and intends to appear in person or by proxy at the 2009 Annual Meeting to propose such business; and (f) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the corporation’s outstanding stock required to approve the proposal and/or otherwise solicit proxies from stockholders in support of the proposal.

        Any stockholder wishing to bring business before the 2009 Annual Meeting, who would like the Company to consider the inclusion of such proposal in the Company’s proxy materials relating to the 2009 Annual Meeting under Rule 14a-8 under the Exchange Act, also must submit such proposal to the Company and such proposal must be mailed and received at our principal executive offices no later than January 7, 2009. However, if the date of the 2009 Annual Meeting is changed by more than 30 days from the first anniversary of the Annual Meeting, the deadline for submission of a stockholder proposal for inclusion in the Company’s proxy statement will be a reasonable time before the Company mails its proxy materials for the 2009 Annual Meeting, and the Company will disclose the deadline in a report filed with the SEC. You should direct any such stockholder proposals to the attention of the Secretary of the Company at our address set forth on the first page of this Proxy Statement and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

        With respect to any proposal that a stockholder of the Company presents at the annual meeting of stockholders to be held in the year 2009 that is not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act, unless we receive notice of such proposal not later than March 23, 2009.

OTHER MATTERS

         The Board of Directors knows of no matters to be presented for action by the stockholders at the Annual Meeting other than those described in this Proxy Statement. Unless otherwise indicated, if any other matter is properly brought before the meeting and may be properly acted upon, the persons named in the accompanying form of proxy will be authorized by such proxy to vote the proxies thereon in accordance with their best judgment.

ACME COMMUNICATIONS, INC.

Annual Meeting of Stockholders, June 3, 2008

This Proxy is Solicited on Behalf of the Board of Directors
of ACME Communications, Inc.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held June 3, 2008 and the Proxy Statement, and appoints Jamie Kellner and Thomas Allen, and each of them, the Proxy of the undersigned, with the full power of substitution, to vote all shares of common stock of ACME Communications, Inc. (the “Company”) which the undersigned is entitled to vote, either in his or her own behalf or on behalf of any entity or entities at the Annual Meeting of Stockholders of the Company to be held at 11601 Wilshire Blvd., Suite 2300, Los Angeles, California, on June 3, 2008 at 9:00 a.m. (local time) and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

Detach Proxy Card Here

ACME COMMUNICATIONS, INC.

        The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.     To elect seven directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

FOR ALL NOMINEES*	WITHHOLD AUTHORITY FOR ALL NOMINEES*	EXCEPTIONS*

Nominees: Jamie Kellner, Douglas Gealy, Thomas Allen, John Conlin, Michael Corrigan, Thomas Embrescia and Frederick Wasserman.

* Instructions: To vote for or withhold authority to vote for all nominees, check the appropriate box above; to withhold authority to vote for any individual nominee, while voting for the others, check the “Exceptions” box and line through or otherwise strike out the name of the nominee(s) for whom authority is withheld.

2.     To ratify the appointment of Mayer Hoffman McCann P.C. as the independent registered public accountants of the Company for the fiscal year ending December 31, 2008:

FOR	AGAINST	ABSTAIN

3.    In accordance with the discretion of the proxy holders, to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

FOR	AGAINST	ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR THE RATIFICATION OF MAYER HOFFMAN MCCANN P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

___________________________________________________________
(Print name(s) on certificate)

___________________________________________________________
Please sign your name(s) (Authorized Signature(s))

Date:_______________________________________________________
This Proxy must be signed and dated to be valid